Exhibit 99.1
Corporate Relations One Market, Spear Tower Suite 2400 San Francisco, CA 94105 1-800-743-6397	NEWS

FOR IMMEDIATE RELEASE	August 7, 2007
CONTACT: PG&E Corporation

PG&E CORPORATION REPORTS SOLID SECOND QUARTER RESULTS

▪
Consolidated net income reported under GAAP was $0.74 per share for PG&E Corporation for the quarter ended June 30, 2007, compared with $0.65 per share in the same quarter of 2006. (All “per share” amounts are presented on a diluted basis.)

▪	Guidance for 2007 earnings from operations is reaffirmed in the $2.70-$2.80 per share range. Guidance for 2008 earnings from operations is reaffirmed at $2.90-$3.00 per share.

(San Francisco) -- PG&E Corporation’s (NYSE: PCG) consolidated net income reported in accordance with generally accepted accounting principles (GAAP) was $269 million, or $0.74 per share, in the second quarter of 2007.  In the same period last year, consolidated net income was $232 million, or $0.65 per share.
"We are on track to achieve our 2007 expectations," said Peter A. Darbee, PG&E Corporation Chairman and CEO.  Darbee also noted, "We’ve entered into several contracts with solar and wind providers that will help us achieve our 20 percent renewable portfolio standard requirement. And, with the launch of our ClimateSmart program, our customers, who historically are some of the most efficient users of electricity and natural gas in the nation, now have the option to reduce the carbon footprint associated with their energy use.  Additionally, we will continue to focus on and invest heavily in infrastructure improvements to provide our customers with safe, reliable service.”

QUARTER-OVER-QUARTER COMPARISON

Earnings from operations for the second quarter of 2007 were $0.10 per share above levels for the same period in 2006.  The quarter-over-quarter difference primarily reflects earnings on a higher capital investment, consistent with early 2007 regulatory approvals of

Pacific Gas and Electric Company’s 2007 General Rate Case and the most recent Federal Energy Regulatory Commission (FERC) transmission case.

EARNINGS GUIDANCE

PG&E Corporation reaffirmed its previous guidance for earnings from operations in the range of $2.70-$2.80 per share for 2007 and $2.90-$3.00 per share for 2008.
Guidance assumes that the utility earns at least its authorized return on equity while growing its asset base and controlling its costs in line with regulatory approvals, and that the ratemaking capital structure is maintained at 52 percent equity.
PG&E Corporation bases guidance on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations. Earnings from operations are not a substitute or alternative for consolidated net income presented in accordance with GAAP (see the accompanying financial tables for a reconciliation of guidance of earnings from operations to guidance of consolidated net income in accordance with GAAP).  There was no difference between earnings from operations and consolidated net income as reported in accordance with GAAP for the three month period ended June 30, 2007.  In 2006, consolidated net income was $232 million, or $0.65 per share on a GAAP basis, versus $228 million, or $0.64 per share on an earnings from operations basis.

Supplemental Financial Information:

❑
In addition to the financial information accompanying this release, an expanded package of supplemental financial and operational information for the quarter will be furnished to the Securities and Exchange Commission and also will be available shortly on PG&E Corporation’s website (www.pgecorp.com).

Conference Call with the Financial Community to Discuss Second Quarter Results:

❑
Today’s call at 11:30 a.m. Eastern time is open to the public on a listen-only basis via web cast.  Please visit www.pgecorp.com for more information and instructions for accessing the web cast. The call will be archived on the website. Also, a toll-free replay will be accessible shortly after the live call through 9:00 p.m. EDT, on August 13, 2007, by dialing 877-690-2091. International callers may dial 402-220-0646.

    This press release contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations. These statements are based on current expectations and various assumptions which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to timely recover costs through rates;

•	the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the FERC;

•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas business;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;

•	the ability of the Utility to timely complete its planned capital investment projects;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including the new rules of the California Independent System Operator to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•
the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;

•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and

•	other factors and risks discussed in PG&E Corporation’s and the Utility’s reports filed with the Securities and Exchange Commission.

###

PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended		Six Months Ended
(in millions, except per share amounts)	June 30,		June 30,
	2007	2006	2007	2006
Operating Revenues
Electric	$2,359	$2,214	$4,534	$4,077
Natural gas	828	803	2,009	2,088
Total operating revenues	3,187	3,017	6,543	6,165
Operating Expenses
Cost of electricity	884	781	1,607	1,311
Cost of natural gas	396	368	1,150	1,241
Operating and maintenance	922	982	1,842	1,844
Depreciation, amortization, and decommissioning	430	421	860	835
Total operating expenses	2,632	2,552	5,459	5,231
Operating Income	555	465	1,084	934
Interest income	37	41	89	64
Interest expense	(185)	(164)	(375)	(318)
Other income, net	10	28	14	28
Income Before Income Taxes	417	370	812	708
Income tax provision	148	138	287	262
Net Income	$269	$232	$525	$446
Weighted Average Common Shares Outstanding, Basic	350	346	350	345
Net Earnings Per Common Share, Basic	$0.75	$0.65	$1.46	$1.26
Net Earnings Per Common Share, Diluted	$0.74	$0.65	$1.45	$1.25
Dividends Declared Per Common Share	$0.36	$0.33	$0.72	$0.66

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (“GAAP”)
Second Quarter and Year-to-Date, 2007 vs. 2006
(in millions, except per share amounts)

	Three months ended June 30,				Six months ended June 30,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2007	2006	2007	2006	2007	2006	2007	2006

PG&E Corporation Earnings from Operations (1)	$269	$228	$0.74	$0.64	$525	$442	$1.45	$1.24
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	-	22	-	0.06	-	22	-	0.06
Environmental Remediation Liability (4)	-	(18)	-	(0.05)	-	(18)	-	(0.05)
Total	-	4	-	0.01	-	4	-	0.01
PG&E Corporation Earnings on a GAAP basis	$269	$232	$0.74	$0.65	$525	$446	$1.45	$1.25

1.	Earnings from operations exclude items impacting comparability.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six months ended June 30, 2007, PG&E Corporation did not have any items impacting comparability to report.

3.
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million ($0.06 per common share), after tax, of a regulatory asset related to certain scheduling coordinator (“SC”) costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the Scheduling Coordinator Services (“SCS”) Tariff offset by SCS refunds to the existing wholesale transmission customers.

4.
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million ($0.05 per common share), after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Second Quarter and Year-to-Date, 2007 vs. 2006
(in millions)

	Three months ended June 30,		Six months ended June 30,

	Earnings (Loss)		Earnings (Loss)
	2007	2006	2007	2006
Pacific Gas and Electric Company Earnings from Operations (1)	$270	$223	$528	$437
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery (3)	-	22	-	22
Environmental Remediation Liability (4)	-	(18)	-	(18)
Total	-	4	-	4
Pacific Gas and Electric Company Earnings on a GAAP basis	$270	$227	$528	$441

1.	Earnings from operations exclude items impacting comparability.
2.
Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three and six months ended June 30, 2007, Pacific Gas and Electric Company did not have any items impacting comparability to report.

3.
Items impacting comparability for the three and six months ended June 30, 2006 reflect the recognition of approximately $22 million, after tax, of a regulatory asset related to certain SC costs incurred from 1998 to 2005 and a reversal of a reserve for SC costs under the SCS Tariff offset by SCS refunds to the existing wholesale transmission customers.

4.
Items impacting comparability for the three and six months ended June 30, 2006 reflect an increase of approximately $18 million, after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels.

PG&E Corporation Earnings per Common Share ("EPS") from Operations
Second Quarter 2007 vs. Second Quarter 2006
 ($/Share, Diluted)

Q2 2006 EPS from Operations (1)	$0.64
Rate base revenue increase	0.09
Gas transmission revenue	0.02
Miscellaneous items	0.01

Environmental remediation	(0.01)
Share variance	(0.01)
Q2 2007 EPS from Operations (1)	$0.74

Year-to-Date 2007 vs. Year-to-Date 2006
 ($/Share, Diluted)

Q2 2006 YTD EPS from Operations (1)	$1.24
Rate base revenue increase	0.16
Gas transmission revenue	0.02
Storm costs (2)	0.02
Miscellaneous items	0.03

Environmental remediation	(0.01)
Share variance	(0.01)
Q2 2007 YTD EPS from Operations (1)	$1.45

1.	For a reconciliation of EPS from operations to EPS on a GAAP basis, see table titled Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP.

2.	Costs incurred in 2006 with lower level of costs in 2007.

PG&E Corporation EPS Guidance

2007 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.70	$2.80
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.70	$2.80

2008 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.90	$3.00
Estimated Items Impacting Comparability	$0.00	$0.00
EPS Guidance on a GAAP Basis	$2.90	$3.00

Management's statements regarding 2007 and 2008 guidance for earnings from operations per common share for PG&E Corporation constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns at least its authorized rate of return on equity while growing its asset base and controlling its costs in line with regulatory approvals, and that the ratemaking capital structure is maintained at 52 percent equity.  These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to timely recover costs through rates;

•	the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (“CPUC”) and the Federal Energy Regulatory Commission (“FERC”);

•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities (“Diablo Canyon”), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;

•	the ability of the Utility to timely complete its planned capital investment projects;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•
the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;

•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and

•	other risks and factors disclosed in PG&E Corporation’s and Pacific Gas and Electric Company’s SEC reports.